EX-10.3

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "AGREEMENT") is entered into as of __________, 2006 by and among Patient Safety Technologies, Inc., a Delaware corporation (together with its successors and permitted assigns, the "ISSUER"), and the undersigned investors (each, together with its successors and permitted assigns, the "INVESTOR" and collectively, together with their successors and permitted assigns, the "INVESTORS").

                                    RECITALS

         Subject to the terms and conditions of this Agreement, the Investors desire to subscribe for and purchase, and the Issuer desires to issue and sell to the Investors, certain shares of the Issuer's common stock, par value $.33 per share (the "COMMON STOCK"), to purchase shares of Common Stock. The Issuer is offering One Million ($1,000,000) in shares of Common Stock, in a private placement to the Investors at a purchase price of One Dollar and Twenty-Five Cents ($1.25) per share and on the other terms and conditions contained in this Agreement (the "OFFERING"), including fifty percent (50%) warrant coverage at Two Dollars ($2.00) per share, exercisable for a period of three (3) years (the "WARRANT"); PROVIDED that the Issuer reserves the right to issue and sell a lesser or greater number of shares. Additional information disclosed in the Company's 10-K's and 10-Q's is hereby incorporated by reference.

                               TERMS OF AGREEMENT

         In  consideration  of  the  mutual   representations   and  warranties,
covenants and agreements contained herein, the parties hereto agree as follows:

1.       SUBSCRIPTION AND ISSUANCE OF COMMON STOCK.

         1.1 SUBSCRIPTION AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Issuer shall issue and sell to each Investor, and each Investor subscribes for and shall purchase from the Issuer, that number of shares of Common Stock set forth on such Investor's counterpart signature page hereof (the "SHARES" or "SECURITIES") for the aggregate purchase price set forth on such counterpart signature page, which aggregate purchase price shall be equal to the product of the number of Shares subscribed for by such Investor multiplied by the per share purchase price specified in the above Recitals to this Agreement (the "PURCHASE Price"). The Purchase Price includes the Warrant.

         1.2      LEGENDS.

                  Any certificate or certificates representing the Shares shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED PURSUANT TO THE TERMS OF A SUBSCRIPTION AGREEMENT WITH THE ISSUER DATED AS OF ___________, 2006, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SHARES REPRESENTED BY THIS CERTIFICATE ISSUED

                  HEREWITH UNDER SUCH SUBSCRIPTION AGREEMENT WILL NOT BE SEPARATELY TRANSFERABLE.

                  IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

2.       CLOSING.

         2.1 CLOSING. The closing of the transactions contemplated herein (the "CLOSING") shall take place simultaneously upon execution of this Agreement at the offices of Issuer located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. At the Closing: (i) each Investor participating in such Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for the Shares being purchased by such Investor hereunder; (ii) the Issuer shall issue to each such Investor the Shares being purchased by the Investor hereunder and shall deliver or cause to be delivered to such Investor a certificate or certificates representing such Shares duly registered in the name of such Investor, as specified on the signature pages hereto; and (iii) all other actions referred to in this Agreement which are required to be taken at such Closing shall be taken and all other agreements and documents referred to in this Agreement that are required for such Closing shall be executed and delivered.

         All funds can be wired to Issuer's escrow agent as follows:

         Bank:    Keybank National Association
                  444 SW 5th Street
                  Portland, Oregon 97204
         Name:    TOL FBO Patient Safety Technologies
         ABA:     123002011
         Acct:    370151012967

         Any checks are to be made out to Transfer Online, Inc. and mailed to:

         Transfer Online, Inc.
         317 SW Alder Street
         Portland, Oregon 97204
         Attn: Escrow Acct. 370151012967

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

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         As a material inducement to the Issuer to enter into this Agreement and issue the Securities, each Investor represents, warrants, and covenants to the Issuer as follows:

         3.1 POWER AND AUTHORITY. Such Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. Such Investor has the corporate, partnership or other power (or, in the case of a natural person, legal capacity) and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Such Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         3.2 NO VIOLATION. The execution and delivery by such Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by such Investor with the terms and provisions hereof, will not:
(i) result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any Contract to which such Investor is a party or by which it or its properties or assets are bound (except to the extent such defaults or accelerations, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on such Investor); (ii) violate any Requirement of Law applicable to such Investor; or (iii) if such Investor is other than a natural person, violate any charter, bylaws or similar documents of such Investor. At or prior to the Closing, such Investor will have complied with all Requirements of Law applicable to it in connection with the Offering and at all times thereafter such Investor will comply with all Requirements of Law applicable to it in connection with any resale or transfer by such Investor of any Securities acquired by such Investor pursuant to this Agreement.

         3.3 CONSENTS/APPROVALS. No consents, filings, authorizations or actions of any Governmental Authority are required for such Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which such Investor is a party or by which such Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby.

         3.4 ENFORCEABILITY. This Agreement has been duly executed and delivered by such Investor and (assuming it has been duly authorized, executed, and delivered by the Issuer) constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditor's rights generally, and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of ARTICLE 5 of this Agreement, which may not be enforceable based upon public policy considerations.

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

         3.5 INVESTMENT INTENT. Buyer is acquiring the Shares for its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Shares, or any interest therein, for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of such Shares made in full compliance with all applicable provisions of the Securities Act of 1993 (the "Securities Act") and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, all as amended.

         3.6 ACCREDITED INVESTOR. Such Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Without limiting the foregoing representation, such Investor confirms that it has reviewed the partial definition of an "Accredited Investor" which is attached hereto as EXHIBIT A (which is not a complete definition of the term, but which includes the most likely categories of qualification) to confirm the accuracy of such representation, and such Investor has noted by paragraph number, on its signature page hereto, the category(ies) pursuant to which such Investor qualifies as an "Accredited Investor" according to the definition set forth in EXHIBIT A. Such Investor has not been formed for the purpose of acquiring the Securities. Such Investor is not an officer, director, employee, investment advisor, promoter, general partner, Affiliate or member of the advisory board of the Issuer.

         3.7 ADEQUATE INFORMATION. Such Investor has received either from the Issuer or through a search of the Issuer's public filings with the SEC (the "SEC REPORTS"), and has reviewed, such information as such Investor considers necessary or appropriate to evaluate the risks and merits of an investment in, and make an informed investment decision with respect to, the Securities. Such Investor acknowledges that each of the SEC Reports, including the risk factors contained therein, are specifically incorporated herein by reference and form an integral part of this Agreement.

         3.8 OPPORTUNITY TO QUESTION. Such Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers from the Issuer's representatives regarding the terms and conditions of an investment in the Securities and to verify information obtained in such Investor's examination of the Issuer, including, without limitation, the information that such Investor may have received and reviewed as referenced in SECTION 3.7 in relation to its investment in the Securities.

         3.9 NO OTHER REPRESENTATIONS. No oral or written representations have been made to such Investor in connection with such Investor's acquisition of the Securities which were in any way inconsistent with the information reviewed by such Investor. Such Investor acknowledges that, in deciding whether to enter into this Agreement and to acquire the Securities hereunder, it has not relied on any representations or warranties of any type or description made by the Issuer or any of its representatives with regard to the Issuer or its business, property or prospects of the investment contemplated herein, other than the representations and warranties of the Issuer set forth in this ARTICLE 3.

         3.10 KNOWLEDGE AND EXPERIENCE. Such Investor understands that an investment in the Securities involves substantial risk. Such Investor has such knowledge and experience in

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

financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable such Investor to utilize the information referred to in SECTION 3.7 hereof and any other information made available by the Issuer to such Investor in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto. Specifically, such Investor has given appropriate consideration to the early stage of development of the Issuer's primary business as well as the Issuer's financial condition including its ability to continue as a going concern.

         3.11 INDEPENDENT DECISION. Such Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by such Investor with respect to the financial or tax considerations of such Investor relating to its investment in the Securities. Such Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the exhibits and schedules hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

4.       REGISTRATION RIGHTS.

         In the event the Issuer files a registration statement pursuant to the Securities Act of 1933, as amended, the Securities, including any securities acquired pursuant to exercise of the Warrant, shall be included for resale in such registration statement, as provided in EXHIBIT B hereto. A form of the Warrant to be issued pursuant hereto is attached as EXHIBIT C.

5.       INDEMNIFICATION.

         5.1 INDEMNIFICATION BY THE ISSUER. The Issuer will indemnify and hold harmless each Holder or Selling Stockholder of Shares covered by a Registration Statement pursuant to the provisions of ARTICLE 6, any Person who controls such Holder or Selling Stockholder within the meaning of the Securities Act, and any officer, director, investment adviser, employee, agent, partner, member or Affiliate of such Holder or Selling Stockholder (each, a "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY"), from and against, and will reimburse each such Holder/Selling Stockholder Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder/Selling Stockholder or any such Holder/Selling Stockholder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto; (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading; or (c) any materially inaccurate representation or breach of any material warranty, agreement or covenant of the Issuer contained herein; PROVIDED that the Issuer will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission
(i) made in reliance on and conformity with information furnished by any Holder/Selling Stockholder in writing specifically for use in the preparation thereof or (ii) which was cured in an amendment or supplement to the

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

prospectus   (or  any  amendment  or  supplement   thereto)   delivered  to  the
Holder/Selling Stockholder on a timely basis to permit proper delivery thereof prior to the date on which any Shares were transferred or sold.

         5.2 INDEMNIFICATION BY THE HOLDER OR SELLING STOCKHOLDER. Each Holder and each Selling Stockholder of Shares covered by a Registration
Statement pursuant to the provisions of ARTICLE 4 will indemnify and hold harmless the Issuer, any Person who controls the Issuer within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or Affiliate of the Issuer (each, an "ISSUER INDEMNIFIED Party") from and against, and will reimburse the Issuer Indemnified Parties with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which such Issuer Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto; or (b) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance on and conformity with written information furnished by such Holder or Selling Stockholder specifically for use in the preparation thereof; PROVIDED that the liability of any Holder or Selling Stockholder pursuant to this SECTION 5.2 shall be limited to an amount not to exceed the net proceeds received by such Holder or Selling Stockholder from the sale of Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to indemnify.

         5.3 PROCEDURES. Promptly after receipt by a party indemnified pursuant to the provisions of SECTION 5.1 or SECTION 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of SECTION 5.1 or
SECTION 5.2, notify the indemnifying party of the commencement thereof; PROVIDED the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
ARTICLE 5, and shall not relieve the indemnifying party from liability under this ARTICLE 5, except to the extent that such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of SECTION 5.1 or SECTION 5.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

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indemnified  party of an unconditional  release from all liability in respect to such action, claim or litigation.

6.       MISCELLANEOUS.

         6.1 DEFINED TERMS. As used herein the following terms shall have the following meanings:

                  (a) "AFFILIATE" has the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  (b) "AGREEMENT" has the meaning specified in the preamble to this Agreement.

                  (c) "AMEX" has the meaning specified in SECTION 6.12 of this Agreement.

                  (d) "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which either (i) the SEC or (ii) banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  (e) "BYLAWS" means the Bylaws of the Issuer, as the same may be supplemented, amended, or restated from time to time.

                  (f) "CERTIFICATE OF INCORPORATION" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

                  (g) "CLOSING" has the meaning specified in SECTION 2.1 of this Agreement.

                  (h) "COMMON STOCK" has the meaning specified in the Recitals to this Agreement.

                  (i) "CONFIDENTIAL INFORMATION" has the meaning specified in SECTION 6.13 of this Agreement.

                  (j)      "CONTRACT" means any indenture, lease, sublease, loan
agreement,  mortgage,  note,  restriction,   commitment,   obligation  or  other
contract, agreement or instrument.

                  (k)      Intentionally deleted.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "GAAP" means generally accepted accounting principles in effect in the United States of America.

                  (n) "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

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

                  (o) "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY" has the meaning specified in SECTION 5.1 of this Agreement.

                  (p) "INVESTOR" has the meaning specified in the preamble to this Agreement.

                  (q) "ISSUER" means Patient Safety Technologies, Inc., a Delaware corporation.

                  (r) "ISSUER INDEMNIFIED PARTY" has the meaning specified in SECTION 5.2 of this Agreement.

                  (s) "KNOWLEDGE" means, with respect to the Issuer, the actual knowledge of Milton "Todd" Ault III.

                  (t)      "MATERIAL   ADVERSE  EFFECT"  means  a  material  and
adverse change in, or effect on, the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person.

                  (u) "OFFERING" has the meaning specified in the Recitals to this Agreement.

                  (v) "PERMIT" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Authority.

                  (w) "PERSON" means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  (x)      "PURCHASE PRICE" has the meaning specified in SECTION
1.1 of this Agreement.

                  (y) "RULE 144" means Rule 144 promulgated under the Securities Act, or any successor thereto.

                  (z)      "SEC" means the Securities and Exchange Commission.

                  (aa) "SECURITIES" has the meaning specified in SECTION 1.2 of this Agreement.

                  (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (cc) "SHARES" has the meaning specified in SECTION 1.1 of this Agreement.

                  (dd) "WARRANT" has the meaning specified in the Recitals to this Agreement.

         6.2      OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

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

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All accounting terms shall have a meaning determined in accordance with GAAP.

                  (d) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Agreement.

         6.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

                  (a)      if to the Issuer to:

                           Patient Safety Technologies, Inc.
                           c/o Milton "Todd" Ault III
                           1800 Century Park East
                           Suite 200
                           Los Angeles, CA 90067
                           Facsimile: (310) 895-7751

                  (b) if to an Investor, to the address set forth next to such Investor's name on such Investor's counterpart signature page hereto.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

         6.4 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.

         6.5 EXPENSES; TAXES. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby; PROVIDED that the Issuer shall pay at the Closing the reasonable legal fees (up to a maximum of $20,000) of a single special counsel to the Investors. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investors) arising out of the issuance of the Securities (but not with respect to subsequent transfers) by the Issuer to the Investors and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

         6.6 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the parties to this Agreement. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         6.7 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of the Issuer pursuant to this Agreement may not be assigned to any third party without the prior written consent of the Holders of a majority of the Registrable Securities.

         6.8 COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         6.9 HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         6.10 GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of California applicable to contracts executed and to be wholly performed within such state.

         6.11 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

         6.12 FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investors and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investors agree to cooperate with one another in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the American Stock Exchange ("AMEX") rules in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

         6.13 CONFIDENTIAL INFORMATION. Each Investor confirms that it has entered into a confidentiality agreement with the Issuer, pursuant to which such Investor has agreed to keep confidential certain information relating to the Issuer that has been disclosed by the Issuer to the Investor in connection with such Investor's investment in the Securities, and that such Investor shall continue to be bound by such confidentiality agreement after the Closing. In addition, each Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Issuer; PROVIDED that each Investor may share such information with such of its officers and professional advisors as may need to know such information to assist such Investor in its evaluation thereof, on the condition that such parties agree to be bound by the terms of this SECTION 6.13. "CONFIDENTIAL INFORMATION" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein, excluding any disclosures or other information that is publicly available.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

                                         ISSUER:

                                         PATIENT SAFETY TECHNOLOGIES, INC.


                                         By:_________________________________

                                         Name:_______________________________

                                         Title:______________________________

                      [INVESTOR COUNTERPART SIGNATURE PAGE]


NAME OF INVESTOR (please print)                ADDRESS FOR NOTICE (please print)
                                               _____________________________
                                               _____________________________
_____________________________                  _____________________________
                                               Attention:___________________
                                               Tax Identification #:________
SIGNATURE


By:__________________________

Name:________________________

Title:_______________________

Date:________________________


Exact name to appear on stock certificate:     Number of Shares subscribed for:

_____________________________                  _____________________________


Aggregate Purchase Price (see SECTION 1.1):    Categories pursuant to which
                                               Investor qualifies as an
                                               Accredited Investor as defined in
                                               EXHIBIT A to this Agreement
                                               (please indicate the applicable
                                               section numbers noted on
                                               EXHIBIT A to this Agreement):


$_________________                             _____________________________

                                    EXHIBIT A

                       DEFINITION OF "ACCREDITED INVESTOR"

         "ACCREDITED INVESTOR" shall mean any person who comes within any of the following categories, or who the Issuer reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

                  1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                  2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                  3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  4. Any director, executive officer, or general partner of the Issuer, or any director, executive officer, or general partner of a general partner of the Issuer;

                  5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in 230.506(b)(2)(ii); and

                  8. Any entity in which all of the equity owners are Accredited Investors.

                                    EXHIBIT B

                            NOTICE AND QUESTIONNAIRE



         The undersigned beneficial holder of Registrable Securities of Patient Safety Technologies, Inc. (the "ISSUER") understands that the Issuer has filed or intends to file with the Securities and Exchange Commission (the "SEC"), within ninety (90) days of an equity raise with gross proceeds of at least Four Million Dollars ($4,000,000), a Registration Statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), for the registration and resale of the Registrable Securities in accordance with the terms of the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") by and among the Issuer and the purchasers of the Issuer's securities thereunder. The Subscription Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Subscription Agreement.

         Each beneficial owner of Registrable Securities that has agreed to be bound by certain provisions of the Subscription Agreement is entitled to the benefits of the Subscription Agreement under such provisions. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

         Certain legal consequences may arise from being named as selling securityholders in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

         The undersigned beneficial owner (the "SELLING STOCKHOLDER") of Registrable Securities hereby requests that the Issuer include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned Selling Stockholder, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Subscription Agreement.

         The undersigned Selling Stockholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

      1.   (a)    Full Legal Name of Selling Stockholder: ______________________

           (b) Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held: _________________________

           (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:
                  __________________________________

           (d) Full legal name of DTC participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

      2.   Address for Notices to Selling Stockholder:

           Telephone:___________________________________________________________

           Fax:_________________________________________________________________

           Contact Person:______________________________________________________

      3.   Beneficial ownership of Registrable Securities:______________________

           _____________________________________________________________________

           _____________________________________________________________________

           UNLESS OTHERWISE INDICATED IN THE SPACE PROVIDED BELOW, ALL SHARES OF COMMON STOCK LISTED IN RESPONSE TO ITEM (3) ABOVE WILL BE INCLUDED IN THE REGISTRATION STATEMENT. IF THE UNDERSIGNED DOES NOT WISH ALL SUCH SHARES OF COMMON STOCK TO BE SO INCLUDED, PLEASE INDICATE BELOW THE PRINCIPAL AMOUNT OR THE NUMBER OF SHARES TO BE INCLUDED:_____________

      4. Beneficial Ownership of the Issuer's securities owned by the Selling Stockholder:__________________________________________________

                  EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE ISSUER OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

           (a) Type and amount of other securities beneficially owned by the Selling Stockholder:__________________________________________

           (b)    CUSIP No(s). of such other securities beneficially owned:_____

      5.   Relationship with the Issuer:________________________________________

           EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE ISSUER (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

State any exceptions to the foregoing here:__________________________________

         The undersigned Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Stockholder hereby acknowledges its obligations under the Subscription Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Subscription Agreement, the Issuer has agreed under certain circumstances to indemnify the Selling Stockholders against certain liabilities.

         In accordance with the undersigned Selling Stockholder's obligation under the Subscription Agreement to provide such information as maybe required by law for inclusion in the Registration Statement, the undersigned Selling Stockholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Subscription Agreement shall be made in writing at the address set forth below.

         In the event any Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Stockholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Subscription Agreement.

         By signing below, the undersigned Selling Stockholder consents to the disclosure of the information contained herein in its answers to items (1) through (5) above and the inclusion of such information in the Registration
Statement and any related prospectus. The undersigned Selling Stockholder understands that such information will be relied upon by the Issuer without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement and any related prospectus.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Selling Stockholder, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

                                      Selling Stockholder:


                                      By:_______________________________________
                                         Name:
                                         Title:


    Dated:_________________





PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

                       PATIENT SAFETY TECHNOLOGIES, INC.
                       c/o MILTON "TODD" AULT III
                       1800 CENTURY PARK EAST
                       SUITE 200
                       LOS ANGELES, CA 90067

                                    EXHIBIT C

                                     WARRANT


         THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR
(III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME THREE YEARS FROM THE DATE OF ISSUANCE (the "EXPIRATION DATE").


                        PATIENT SAFETY TECHNOLOGIES, INC.

                      WARRANT TO PURCHASE _______ SHARES OF
                     COMMON STOCK, PAR VALUE $0.33 PER SHARE

         FOR VALUE RECEIVED, ___________________ ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Patient Safety Technologies, Inc., a Delaware corporation (the "Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price of $2.00 per share (the exercise price in effect being herein called the "Warrant Price"), ________ shares ("Warrant Shares") of the Company's Common Stock, par value $0.33 per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

         Section 1. REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

         Section 2. TRANSFERS. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

         Section 3. EXERCISE OF WARRANT. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation that the Warrantholder is an accredited investor according to Rule 501 of Regulation D.

         Section 4. COMPLIANCE WITH THE SECURITIES ACT OF 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

         Section 5. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

         Section 6. MUTILATED OR MISSING WARRANTS. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

         Section 7. RESERVATION OF COMMON STOCK. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

         Section 8. ADJUSTMENTS.  Subject and pursuant to the provisions of this
Section 8, unless waived in a particular case by the Warrantholder, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

                  (a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

                  (b)      If any capital  reorganization,  reclassification  of
the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                  (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the

Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

                  (d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

                  (e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

         Section 9. FRACTIONAL INTEREST. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

         Section 10. BENEFITS. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

         Section 11. LIMITATIONS ON EXERCISE. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by Warrantholder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder's for purposes of Section 13(d) of the Exchange Act does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived and may not be amended by agreement of the parties.

         Section 12. TRADING MARKET LIMITATIONS. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Company issue upon exercise of or otherwise pursuant to this Warrant more than the maximum number of shares of Common Stock that the Company can issue pursuant to any rule of the principal securities market on which the Common Stock is then traded (the "Maximum Share Amount"), which shall be 19.99% of the total shares of Common Stock then outstanding. In the event that the sum of (x) the aggregate number of shares of Common Stock issued upon exercise of this Warrant and (y) the aggregate number of shares of Common Stock that remain issuable upon exercise of the Warrant represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), the Company will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow exercises hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event. As used herein, "Stockholder Approval" means approval by the shareholders of the Company to authorize the issuance of the full number of shares of Common Stock that would be issuable upon full exercise of this Warrant but for the Maximum Share Amount.

          Section 13. STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          Section 14. NOTICES TO WARRANTHOLDER. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

          Section 15. NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other:

                           If to the Company:

                                  Patient Safety Technologies, Inc.
                                  1800 Century Park East, Suite 200
                                  Los Angeles, California 90067
                                  Attn: Lynne Silverstein, President
                                  Telephone: (310) 895-7750
                                  Facsimile: (310) 895-7751


         Section 16. SUCCESSORS. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

         Section 17. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of California, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County and federal courts located in Los Angeles County, California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

         Section 18. NO RIGHTS AS STOCKHOLDER. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

         Section 19. AMENDMENT; WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holder of the Warrant.

         Section 20. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the ___ day of _________, 200__.

                                        PATIENT SAFETY TECHNOLOGIES, INC.


                                        By:__________________________
                                        Name:  Lynne Silverstein
                                        Title: President

                                   APPENDIX A
                        PATIENT SAFETY TECHNOLOGIES, INC.
                              WARRANT EXERCISE FORM

To Patient Safety Technologies, Inc.:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                  _____________________________________
                  Name
                  _____________________________________
                  _____________________________________
                  Address
                  _____________________________________
                  Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or (electronically (provide DWAC Instructions: ___________________), or (other (specify):
_______________________________________________________________________),   and,
if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

                          Warrant Signature:    ________________________________

                          Name (please print):  ________________________________

                                                ________________________________
                                                ________________________________
                                                Address

                                                ________________________________
                                                Federal Identification or
                                                Social Security No.

                                                Assignee:
                                                ________________________________